AMENDMENT NO. 3 TO AMENDED AND RESTATED
                         EXECUTIVE EMPLOYMENT AGREEMENT



                  Amendment No. 3 dated as of April 29, 1998 to the Amended and Restated Executive Employment Agreement dated as of August 1, 1992, as amended (the "Amended Agreement") by and between Del Global Technologies Corp. (formerly known as Del Electronics Corp.) (the "Corporation") and Leonard A. Trugman ("Executive"). Capitalized terms utilized herein and not defined herein shall have the respective meanings ascribed to them in the Amended Agreement.

                  WHEREAS, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to extend the term of the Amended Agreement until July 31, 2005 and to amend certain other terms and provisions of the Amended Agreement.

                  NOW THEREFORE, the parties hereto mutually agree as follows:

                  Section 1. Section 3 of the Amended Agreement is hereby amended by deleting therefrom the date "July 31, 2000" and substituting therefor the date "July 31, 2005".

                  Section 2. Section 4.1 of the Amended Agreement is hereby amended by deleting therefrom the phrase "through and until the fiscal year 8/1/99 through 7/31/00," in clause (iv) thereof and substituting therefor the phrase "through and until the fiscal year 8/1/04 through 7/31/05,".

                  Section 3. Section 8.1 of the Amended Agreement is hereby amended by deleting the second sentence thereof and inserting in lieu thereof the following:

                  "As used herein, the term "Consulting Rate" shall mean the following: (i) for the fiscal year 8/1/05 through 7/31/06, the Consulting Rate shall be a rate equal to the Base Salary in effect for the preceding 8/1/04 through 7/31/05 fiscal year (the "Last Base Salary"), and (ii) for each fiscal year thereafter, the Consulting Rate shall be determined by multiplying the Last Base Salary by the Applicable Percentage set forth in the schedule below as follows:


         Fiscal Year                        Applicable Percentage
      ----------------                      ---------------------

      8/1/06 - 7/31/07                                92%
      8/1/07 - 7/31/08                                83%
      8/1/08 - 7/31/09                                72%
      8/1/09 - 7/31/10                                61%"



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                  Section 4. In all other respects the Amended Agreement remains unchanged and in full force and effect.

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 to the Amended Agreement as of the date set forth above.

                                           DEL GLOBAL TECHNOLOGIES CORP.


                                        By:/S/Michael Taber
                                           ----------------
                                           Michael Taber, Vice President-Finance
                                           and Chief Accounting Officer

                                           /S/Leonard A. Trugman
                                           ---------------------
                                           Leonard A. Trugman

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